                               POWER OF ATTORNEY

     Know all by these present, that the undersigned does hereby constitute and appoint John M. Gherlein, John J. Harrington and Mark Tepsich, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things, and execute any or all instruments which, after the advice of counsel, said attorneys and agents may deem necessary and advisable to enable the undersigned to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange
Commission ("SEC") in connection with the Ratner, Miller, Shafran Shareholders
Agreement among the undersigned and certain other parties, including specifically, but without limitation thereof, power of attorney to sign the undersigned's name to a Form ID, Schedule 13D or 13G and any amendments thereto, or a Form 144, Form 3, Form 4 or Form 5 and any amendments thereto, to be filed with the SEC in respect of the shares of capital stock of Forest City Realty
Trust, Inc., successor to Forest City Enterprises, Inc.; and the undersigned does hereby ratify and confirm all that any of said attorneys and agents shall do or cause to be done by virtue hereof.

     Executed on this 8th day of January, 2016.

     /s/ James Ratner
     ---------------------------------
     Name: James Ratner

     Capacity:  See Exhibit A

                                    Exhibit A

     i.) individually.

     ii.) Trustee.

     James Ratner Revocable Trust dated 12/04/1981

     Max Ratner 1986 Family Trust fbo Daniel G. Ratner

     Max Ratner 1988 Grandchildren's Trust fbo Daniel G. Ratner

     Max Ratner 1986 Family Trust fbo Austin Ratner
     Max Ratner 1999 Irrevocable Trust fbo Daniel G. Ratner

     Albert B. Ratner 1986 Grandchildren's Trust Agreement dated December 29,
     1986 FBO David Ratner

     Albert B. Ratner 1989 Grandchildren's Trust Agreement dated June 12, 1989
     FBO Emily Ratner

     Albert B. Ratner 1989 Grandchildren's Trust Agreement dated June 12, 1989
     FBO Anna Salzberg

     Albert B. Ratner 1989 Grandchildren's Trust Agreement dated June 12, 1989
     FBO Eric Salzberg

     Charles Ratner Revocable Trust Agreement dated July 17, 1981, as amended and restated

     Charles Ratner Trust Agreement dated December 5, 1983 FBO Kevin Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO Kevin
     Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Rachel Ratner

     Jonathan Ratner 1992 Trust Agreement dated January 2, 1992

     Max Ratner 1986 FamilyTrust Agreement dated December 18,1986 FBO
     Jonathan Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO Adam
     Ratner

     Mark Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel E. Ratner

     Mark Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989 FBO
     Daniel E. Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel E. Ratner

->   Max Ratner 1988 Grandchildren's Trust Agreement dated December 21, 1988
     FBO Daniel E. Ratner

     Daniel E. Ratner 1994 Trust Agreement dated March 26, 1994

     Mark Ratner Trust Agreement dated December 5, 1983 FBO Daniel E. Ratner

     Stacy Ratner 1994 Trust Agreement dated March 26, 1994

     Mark Ratner Trust Agreement dated December 5, 1983 FBO Stacy Ratner

     Mark Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO Stacy
     Ratner

     Mark Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989 FBO Stacy
     Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO Stacy
     Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Matthew Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Sarah Ratner

     iii.) Trust Advisor.

               Austin G. Ratner 1992 Trust

               Daniel G. Ratner 1993 Trust